Exhibit 10

AMENDMENT NO. 1

to

CREDIT AGREEMENT

        THIS AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (the “Amendment”) is made as of June 30, 2003 by and among NATIONAL WINE & SPIRITS, INC. (the “Borrower”), the financial institutions listed on the signature pages hereof and LASALLE BANK NATIONAL ASSOCIATION, in its capacity as contractual representative (the “Agent”) under that certain Credit Agreement dated as of March 31, 2003 by and among the Borrower, the financial institutions party from time to time parties thereto (the “Banks”) and the Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

        WHEREAS, the Borrower, the Banks and the Agent are parties to the Credit Agreement; and

        WHEREAS, the Borrower, the Agent and the requisite number of Banks under Section 8.1 of the Credit Agreement have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit Agreement:

        1.        Amendment to the Credit Agreement. Effective as of June 30, 2003 (the “Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1
Section 5.2(O) of the Credit Agreement is amended to delete the phrase “up to $20,000,000” now appearing therein, and to substitute the following therefor: “from and after the Closing Date up to $30,000,000".

        2.         Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received the following:

(a)	duly executed originals of this Amendment from each of the Borrower, the requisite number of Banks under Section 8.1 of the Credit Agreement and the Agent;

(b)	duly executed originals of a Reaffirmation in the form of Exhibit A attached hereto; and

(c)	an amendment fee for the account of each Bank in an aggregate amount equal to $15,000, payable ratably to the Banks based on each Bank’s Commitment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

3.1
This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

3.2
Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment (unless the applicable representation and warranty is specifically made as of an earlier date pursuant to the terms of the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.

        4.        Reference to the Effect on the Credit Agreement.

4.1
Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) shall mean and be a reference to the Credit Agreement as amended hereby.

4.2
Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.3
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

        5.        GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

        6.        Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        7.        Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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        IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NATIONAL WINE & SPIRITS, INC., as
Borrower

By:  /s/ Patrick A. Trefun
Name:  Patrick A. Trefun
Title:  Treasurer

LASALLE BANK NATIONAL
ASSOCIATION, as Agent and as a Bank

By:  /s/  Sarah Gin
Name:  Sarah Gin
Title:  Assistant Vice President

NATIONAL CITY BANK OF INDIANA, as a Bank

By:  /s/  John W. Lichtle
Name:  John W. Lichtle
Title:  Vice President

EXHIBIT A

REAFFIRMATION

        Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of March 31, 2003 by and among National Wine & Spirits, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Banks”) and LaSalle Bank National Association, in its individual capacity as a Bank and in its capacity as contractual representative (the “Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 1 is dated as of June 30, 2003 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Bank, each of the undersigned reaffirms the terms and conditions of the Guaranty, the Pledge Agreement, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated as of June 30, 2003

NATIONAL WINE & SPIRITS CORPORATION NWS, INC. NWS-ILLINOIS, LLC NWS MICHIGAN, INC. UNITED STATES BEVERAGE, L.L.C. NATIONAL WINE & SPIRITS, LLC R. M. GILLIGAN, INC. By: Its:

REAFFIRMATION

        Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of March 31, 2003 by and among National Wine & Spirits, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Banks”) and LaSalle Bank National Association, in its individual capacity as a Bank and in its capacity as contractual representative (the “Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 1 is dated as of June 30, 2003 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Bank, each of the undersigned reaffirms the terms and conditions of the Guaranty, the Pledge Agreement, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated as of June 30, 2003

NATIONAL WINE & SPIRITS
    CORPORATION
NWS, INC.
NWS-ILLINOIS, LLC
NWS MICHIGAN, INC.
UNITED STATES BEVERAGE, L.L.C.
NATIONAL WINE & SPIRITS, LLC
R. M. GILLIGAN, INC.

By:  /s/  Patrick A. Trefun
Its:  Treasurer